PRINCIPAL ACCOUNTING POLICIES - Restricted Cash (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)
Cash and cash equivalents, Restricted cash
Cash and cash equivalents	¥ 2,141,445	$ 301,616	¥ 3,214,005
Short-term restricted cash			96,764
Long-term restricted cash	58,913	8,298
Total	¥ 2,200,358	$ 309,914	¥ 3,310,769	$ 466,311	¥ 3,523,632	¥ 4,758,778